SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 2, 2003

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 Science Center Drive,
                              San Diego, California
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

Item 5. Other Events

         Attached hereto is the press release issued by the registrant on October 2, 2003.


Item 7.  Exhibits

EXHIBIT  NUMBER         DESCRIPTION
---------------         -----------

     99.1               Press Release of the Company dated October 2, 2003



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                                     LIGAND PHARMACEUTICALS INCORPORATED



Date :  October 2, 2003              By:      /S/WARNER BROADDUS
                                     Name:    Warner Broaddus
                                     Title:   Vice President,
                                              General Counsel & Secretary